MANAGERS TRUST I

MANAGERS FREMONT GLOBAL FUND

MANAGERS SMALL CAP FUND

MANAGERS FREMONT MICRO-CAP FUND

MANAGERS FREMONT INSTITUTIONAL MICRO-CAP FUND

MANAGERS REAL ESTATE SECURITIES FUND

MANAGERS FREMONT BOND FUND

MANAGERS CALIFORNIA INTERMEDIATE TAX-FREE FUND

Supplement dated March 23, 2009

to the Statement of Additional Information dated March 1, 2009 (as supplemented March 4, 2009)

The following information supplements and supersedes any information to the contrary relating to Managers Fremont Global Fund, Managers Small Cap Fund, Managers Fremont Micro-Cap Fund, Managers Fremont Institutional Micro-Cap Fund, Managers Real Estate Securities Fund, Managers Fremont Bond Fund and Managers California Intermediate Tax-Free Fund (the “Funds”), each a series of Managers Trust I, contained in the Funds’ Statement of Additional Information dated March 1, 2009, as supplemented March 4, 2009 (the “SAI”).

Effective immediately, the last paragraph on page fourteen of the SAI under the section “Additional Investment Policies – Investment Techniques and Associated Risks – 10) Equity Securities” is hereby deleted and replaced with the following:

The Funds, with the general exception of the Managers California Intermediate Tax-Free Fund, may invest in equity securities, and the Managers Fremont Bond Fund may invest up to 10% of its net assets in preferred stock and hold equity securities that are acquired as the result of debt-for-equity swap transactions, debt exchange transactions, or pursuant to a reorganization or restructuring of an issuer, even though it does not ordinarily invest in such securities. These securities may include securities listed on any domestic or foreign securities exchange and securities traded in the OTC market. More information on the various types of equity investments in which the Funds may invest appears below.

Additionally, under the section “Additional Investment Policies – Fundamental Investment Restrictions,” the paragraph immediately following Fundamental Investment Restriction (8) on page twenty-seven of the SAI is hereby deleted and replaced with the following:

Any restriction on investments or use of assets, including, but not limited to, percentage and rating restrictions, set forth in this SAI or the Funds’ Prospectus shall be measured only at the time of investment, and any subsequent change, whether in the value, percentage held, rating or otherwise, will not constitute a violation of the restriction.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE